UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2015 (March 3, 2015)

TEXAS CAPITAL BANCSHARES, INC.

(Name of Registrant)

Delaware	001-34657	75-2679109
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2000 McKinney Avenue, Suite 700, Dallas, Texas, U.S.A.

(Address of principal executive officers)

75201

(Zip Code)

214-932-6600

(Registrant’s telephone number, including area code)

N/A

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On March 3, 2015, Texas Capital Bancshares, Inc. (the “Company”) participated in the Raymond James 36th Annual Institutional Investors Conference to discuss the Company’s operating and financial results for its quarter and fiscal year ended December 31, 2014. Keith Cargill, President and CEO, and Peter Bartholow, Chief Operating Officer and CFO, co-hosted a presentation for analysts and investors, and Heather Worley, Director of Investor Relations, also participated. A replay of the webcast will be available on the Company’s website for 30 days following the event. A copy of the presentation slides is attached hereto as Exhibit 99.1. A transcript of the presentation is attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

99.1	Raymond James 36th Annual Institutional Investors Conference Presentation Slides

99.2	Transcript from Raymond James 36th Annual Institutional Investors Conference Presentation

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2015	TEXAS CAPITAL BANCSHARES, INC.

	By:	/s/ Peter B. Bartholow
Peter B. Bartholow
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Raymond James 36th Annual Institutional Investors Conference Presentation Slides

99.2	Transcript from Raymond James 36th Annual Institutional Investors Conference Presentation